                                                                  EXHIBIT 10.4.6


              TRANCHE A NOTE AND TRANCHE B NOTE EXTENSION AGREEMENT

      This Tranche A Note and Tranche B Note Extension Agreement (this "Agreement") dated as of April ___, 2001 is entered into by and between CRL Systems, Inc., a Nevada corporation ("Borrower") and Harman Acquisition Corp. (f/k/a/ Orban, Inc.), a Delaware corporation ("Lender").

                                    RECITALS

      A. The parties hereto entered into a Credit Agreement dated May 31, 2000 (the "Credit Agreement");

      B. Pursuant to Section 2.1 of the Credit Agreement, Borrower agreed to pay $250,000 of the principal amount of the Tranche A Note to Lender on March 31, 2001, June 30, 2001, September 30, 2001, December 31, 2001 and March 31,
2002 (the "Quarterly Payments");

      C. Pursuant to Section 2.2 of the Credit Agreement, Borrower agreed to pay the full principal amount of the Tranche B Note to Lender on September 30, 2000 (the "Tranche B Maturity Date");

      D. The parties hereto entered into a Tranche A Note Extension Agreement, dated March 30, 2001 (the "Tranche A. Extension Agreement"), pursuant to which the payment of the March 2001 Obligation was extended to July 31, 2001;

      E. The parties hereto executed a First Extension Agreement, a Second Extension Agreement, a Third Extension Agreement and a Fourth Extension Agreement, dated February 22, 2001 (collectively, the "Tranche B Extension Agreements") pursuant to which Lender extended the Tranche B Maturity Date to May 14, 2001; and

      F. Lender wishes, subject to the conditions set forth in this Agreement, to (i) defer the payment of the Quarterly Payment, including the March 2001 Obligation, to April 30, 2002, and (ii) further extend the Tranche B Maturity Date to April 30, 2002.

      NOW THEREFORE, IN CONSIDERATION of the mutual covenants and agreements contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

                                    AGREEMENT

      1. Lender hereby defers the payment of the Quarterly Payments to April 30, 2002, unless such payment shall otherwise become payable sooner as provided in the Loan Documents; provided, however that on or before September 30, 2001, Borrower shall pay $250,000 to Lender in satisfaction of the September 30, 2001 payment required to be paid by Borrower to Lender in accordance with Section 2.1 of the Credit Agreement.
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      2.    Lender hereby extends the Tranche B Maturity Date to April 30, 2002.

      3. Borrower acknowledges that failure of Borrower to fulfill any of its obligations under this Agreement shall be deemed an Event of Default under the Credit Agreement.

      4. Borrower and Circuit Research Labs, Inc. (the "Company") agree that the Obligations are valid and enforceable obligations of Borrower and hereby confirm, acknowledges and ratifies the existence of the Obligations and Borrower's obligations to Lender with respect thereto as set forth in the Credit Agreement, and all other obligations of Borrower and the Company to Lender under the Loan Documents.

      5.    Borrower represents and warrants to Lender as follows:

            a     The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction indicated at the beginning of this Agreement.

            b     The execution, delivery and performance by the Borrower of this Agreement are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not violate, contravene or create a breach, violation or default under (i) the Borrower's charter or by-laws, (ii) any Requirement of Law or any Contractual Obligation binding on or affecting the Borrower, or result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, Lien, security interest or other charge, encumbrance or preferential arrangement of any nature (other than as contemplated by the Loan Documents) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower.

            c     No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Borrower of this Agreement.

            d     There is no pending or threatened action or proceeding
affecting the Borrower or any of its Subsidiaries before any court, Governmental Authority or arbitrator, which could materially and adversely affect the financial condition or operations of the Borrower or any Subsidiary or which purports to affect the legality, validity or enforceability of this Agreement.

      6. THIS AGREEMENT, THE TRANCHE A EXTENSION AGREEMENT, THE TRANCHE B EXTENSION AGREEMENTS, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT OF THE BORROWER AND THE LENDER WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND THERE ARE NO PROMISES, UNDERTAKINGS, REPRESENTATIONS OR WARRANTIES BY THE LENDER RELATIVE TO THE SUBJECT MATTER HEREOF NOT EXPRESSLY SET FORTH OR REFERRED TO HEREIN OR IN THE OTHER LOAN DOCUMENTS, THE TRANCHE A EXTENSION AGREEMENT OR THE TRANCHE B EXTENSION AGREEMENTS.

      7. Except for the extension specifically contained herein, the terms, conditions and obligations contained in the Loan Documents, the Tranche A Extension Agreement and the Tranche B Extension Agreements remain in full force and effect and are hereby ratified and
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confirmed. The execution, delivery and effectiveness of this Agreement will not, operate as a waiver of any right, power or remedy of Lender under any of the Loan Documents, the Tranche A Extension Agreement or the Tranche B Extension Agreements nor constitute a waiver of any provision of any of the Loan
Documents, the Tranche A Extension Agreement or the Tranche B Extension Agreements.

      8. This Agreement will be deemed to be a contract made under the Laws of the State of New York and for all purposes will be governed by and interpreted in accordance with the laws prevailing in the State of New York, without regard to principles of conflict of laws.

      9. This Agreement may be executed in several counterparts each of which when so executed will be deemed to be an original and all of which will together constitute one and the same agreement. This Agreement will become effective when this Agreement is executed by each of the parties hereto.

      10. Capitalized terms used but not defined in this Agreement have the meanings ascribed to them in the Credit Agreement, the Tranche A Extension Agreement and the Tranche B Extension Agreements.
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      IN WITNESS WHEREOF, Borrower and Harman Acquisition Corp. have executed this Agreement as of the first date written above.

                                    CRL SYSTEMS, INC.


                                    By:
                                         ---------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                            ------------------------------------

                                    HARMAN ACQUISITION CORP.


                                    By:  /s/ Frank Meredith
                                         ---------------------------------------
                                    Name:  Frank Meredith
                                           -------------------------------------
                                    Title:  Chief Financial Officer
                                            ------------------------------------

Agreed to and accepted by

CIRCUIT RESEARCH LABS, INC.


By:
     ----------------------------------
Name:
       --------------------------------
Title:
        -------------------------------